SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2017

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7720

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 1, 2017, our Board of Directors’ appointed Dr. Curtis Lockshin to the position of Chief Scientific Officer (CSO). Dr. Lockshin is a Ph.D. in Biological Chemistry (Massachusetts Institute of Technology 1998), who has held management positions in development and commercial stage biotechnology companies, with experience including discovery, preclinical and clinical development, as well as commercial manufacturing. Over the past five years, Dr. Lockshin has worked as an officer or consultant of several biotechnology companies, including: (a) from March 2014 to December 2016 as the Vice President of Research & Operations of our company; (b) since May 2013 as President and CEO of Guardum Pharmaceuticals LLC; (c) from September 2014 to December 2016 as an officer of a series of related companies following multiple mergers beginning as CEO of SciVac Ltd (Sept 2014-July 2015), CEO of SciVac Therapeutics Inc. (July 2015-May 2016), and CTO of VBI Vaccines Inc. (May 2016- December 2016); (d) from October 2011 to February 2013 as Vice President of Corporate R&D Initiatives for OPKO Health. Dr. Lockshin is also a member of the board of directors of RXi Pharmaceuticals (RXII) (Since April 2013), and has been a director of Chromadex Inc (CDXC) (March 2011 - December 2013) and Sorrento Therapeutics (SRNE) (October 2009 – September 2012).

There are no family relationships between Mr. Lockshin and any of our current directors or executive officers. Mr. Lockshin has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. A copy of Mr. Lockshin’ s employment agreement, approved by the Board of Directors, is attached hereto as Exhibit 10.1.

SECTION 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

In addition to disclosing current information pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and for reports of information required to be disclosed by Regulation FD through our SEC filings, we also intend to disclose such current information through our investor relations website, press releases, public conference calls, webcasts and through the following social media channels:

•	Xenetic Biosciences, Inc.’s Facebook Page (https://www.facebook.com/xeneticbio)
•	Xenetic Biosciences, Inc.’s Twitter (https://twitter.com/XeneticBio)
•	Xenetic Biosciences, Inc.’s LinkedIn Page (https://www.linkedin.com/company/xenetic-biosciences-inc-)
•	Xenetic Biosciences, Inc.’s Google + Page

(https://plus.google.com/103621858654196899741/about)

•	Xenetic Biosciences, Inc.’s Chairman’s Blog Profile

(http://www.thechairmansblog.com/xenetic-biosciences)

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On January 4, 2017, we issued a press release announcing the appointment of Curtis Lockshin as the Company’s new Chief Scientific Officer. A copy of the Press Release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
10.1	Employment Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

President, Chief Executive Officer

Date: January 4, 2017

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